Exhibit X

                            IRREVOCABLE PROXY

                            TO VOTE STOCK OF

                              E-Z-EM, INC.

The undersigned stockholders of E-Z-EM, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by the General Corporation Law of the State of Delaware) appoint Messrs. James L. Katz, Paul S. Echenberg and Donald A. Meyer, and each of them (collectively the "Proxies"), as the sole and exclusive proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that the undersigned are each entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be owned by each of the undersigned, whether beneficially or of record, including any such shares as to which the undersigned has a proxy from the record or beneficial owner thereof, and any and all other shares or securities of the Company issued or issuable in respect of any of the foregoing on or after the date hereof (collectively, the "Shares") to the extent set forth below. The Shares owned, whether beneficially or of record, by each undersigned stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon execution of this Irrevocable Proxy by each undersigned stockholder, any and all prior proxies given by such undersigned stockholder with respect to any Shares are hereby revoked and each of the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below) that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses (i) and (ii) of the fourth paragraph hereof.

This Irrevocable Proxy is irrevocable (to the fullest extent provided in the General Corporation Law of the State of Delaware), is coupled with an interest, which each of the undersigned hereby acknowledges, and is granted in consideration of each of the undersigned and the Company entering into the Agreement, dated as of July 15, 2002, by and among the Company and each of the undersigned.

This Irrevocable Proxy shall terminate on the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of
(i) the date on which the Proposed Transaction (as defined below) is consummated or (ii) the second anniversary of the date hereof.

The Proxies named above are hereby authorized and empowered by each of the undersigned, at any time prior to the Expiration Date, to act as the undersigned's proxy to vote the Shares, and to exercise all voting rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the General Corporation Law of the State of Delaware), at any annual, special or adjourned meeting of the stockholders of the Company and in any written consent in lieu of such meeting for the purpose of (i) approving the proposed reclassification or other combination of the Company's two currently outstanding classes of common stock into a single class of common stock, as approved by the Board of Directors of the Company (the "Proposed Transaction"), and
(ii) disapproving or rejecting any proposal that is inconsistent with or contrary to the terms and conditions of the Proposed Transaction.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                       [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have each duly executed this Irrevocable Proxy as of the 15th day of July, 2002. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.


                                   /s/ HOWARD S. STERN
                                   ------------------------
                                   Howard S. Stern

                                   /s/ SETH F. STERN
                                   ------------------------
                                   Seth F. Stern

                                   /s/ RACHEL STERN GRAHAM
                                   ------------------------
                                   Rachel Stern Graham

                                   /s/ DAVID P. MEYERS
                                   ------------------------
                                   David P. Meyers

                                   /s/ JONAS I. MEYERS
                                   ------------------------
                                   Jonas I. Meyers

                                   /s/ STUART J. MEYERS
                                   ------------------------
                                   Stuart J. Meyers

                                   /s/ BETTY K. MEYERS
                                   ------------------------
                                   Betty K. Meyers

                                   MEYERS FAMILY LIMITED PARTNERSHIP
                                   By:  Meyers Management Trust

                                   By: /s/ STUART J. MEYERS
                                   --------------------------
                                   Name:  Stuart J. Meyers
                                   Title: Co-Trustee


                      E-Z-EM, INC. STOCK OWNERSHIP

                 Class A             Class B                 ------- --
----- David P. Meyers 156,750             216,548 Jonas I. Meyers
156,750             115,033 Stuart J. Meyers156,750             177,346
Betty K. Meyers 200,000*0 Meyers Family Limited Partnership 620,806**
1,063,744

 *        Includes 108,000 shares in which Mrs. Meyers holds a life
estate and          David P. Meyers, Jonas I. Meyers and Stuart J.
Meyers each hold a life          estate in 36,000 of such shares.

**       The Meyers Family Limited Partnership is jointly owned by
David P.          Meyers, Stuart J. Meyers, Jonas I. Meyers, Sara
Meyers, Christi Meyers,          The Sara and Stuart Meyers Children's
Trust and The David Meyers          Children's Trust.